SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                       (Date of earliest event reported):
                               September 18, 2000


                       MARKET HUB PARTNERS STORAGE, L. P.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                      333-51713              76-0558052
(State or Other Jurisdiction      (Commission File No.)       (IRS Employer
        of Incorporation)                                   Identification No.)

5400 Westheimer Court                                             77251
Houston, Texas
(Address of principal executive offices)                       (Zip Code)

         Registrant's telephone number, including area code: 713-627-5400

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Item 1.           Change in Control of Registrant.

         On September 18, 2000, all of the general partnership and limited partnership interests of Market Hub Partners, L. P. ("MHP"), owner of the general partner and all of the limited partnership interests of the registrant, were acquired from subsidiaries of NiSource, Inc. by indirect subsidiaries of Duke Energy Corporation ("Duke Energy"). The transaction resulted in a change in control of the registrant. Duke Energy paid $250 million in cash in the acquisition, and a total of $150 million in debt of MHP and the registrant remained outstanding after completion of the transaction. Duke Energy used short-term borrowings to fund the purchase price.

         Press releases issued in connection with the announcement and consummation of the transaction are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.                    Exhibits.


      Exhibit Number                        Description
      --------------                        -----------
           99.1              Press Release dated August 30, 2000.
           99.2              Press Release dated September 18, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MARKET HUB PARTNERS STORAGE, L. P.


                                   By:
                                         ---------------------------------------
                                         David J. Nightingale
                                         Vice President


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                                  EXHIBIT INDEX


      Exhibit Number                         Description
      --------------                         -----------
           99.1              Press Release dated August 30, 2000.
           99.2              Press Release dated September 18, 2000.